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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) November 5, 2003


                       ANHEUSER-BUSCH COMPANIES, INC.
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             (Exact name of registrant as specified in charter)

           Delaware                    1-7823                43-1162835
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(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)

  One Busch Place, St. Louis, Missouri                            63118
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(Address of principal executive offices)                       (Zip Code)

      Registrant's telephone number, including area code: 314-577-2000
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                                      NONE
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        (Former name or former address, if changed since last report)




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Item 5.   Other Information.

     Attached hereto as an exhibit is a press release issued by Registrant on November 5, 2003.

Item 7.   Financial Statements and Exhibits.


     99 - Press Release issued by Registrant dated November 5, 2003





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                                 SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             ANHEUSER-BUSCH COMPANIES, INC.
                                             (Registrant)



                                             BY: /s/ John F. Kelly
                                                -----------------------------
                                                John F. Kelly
                                                Vice President and Controller




November 5, 2003
   (Date)





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                                EXHIBIT INDEX
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Exhibit No.   Description
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   99         Press release issued by Registrant dated November 5, 2003.